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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of BE Aerospace, Inc. on Form S-4 of our report dated April 21, 1995, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Costa Mesa, California
January 25, 1996